UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  December 5, 2003



                          SPIDERBOY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
         (State or other jurisdiction of incorporation or organization)


                 0-18292                                   41-0825298
        (Commission File Number)               (IRS Employer Identification No.)


   13348 HIGHLAND CHASE PLACE, FORT MYERS, FLORIDA           33913
            (principal executive offices)                  (Zip Code)


                                 (239) 470-9662
              (Registrant's telephone number, including area code)


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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     On December 5, 2003, Mark N. Pardo, Richard Schmidt and Richard Mangiarelli completed the transaction contemplated by Stock Purchase Agreement dated December 5, 2003, and attached as an exhibit to this Current Report on Form 8-K (the "Agreement"). Pursuant to the Agreement, Mr. Pardo sold to Messrs. Schmidt and Mangiarelli 21,851,503 shares of the registrant's common stock, no par value, constituting 50.09 percent of the issued and outstanding registrant's common stock, for the purchase price of $250,000.

     As provided for in the Agreement, prior to the completion of the transaction, Richard Mangiarelli was elected president and Richard Schmidt was elected chief financial officer of the registrant. Richard Mangiarelli, Richard Schmidt, Paul Ferandell, and John Jordan were elected directors of the registrant. Mark N. Pardo, John Bolen, Jim Cullen, Kimberly F. Oliver, and Michael S. Edwards resigned as the officers and directors of the registrant.

     Because of the change in ownership of voting stock and the composition of the board after the closing of the Agreement, there was a change in control of registrant upon completion of the transaction contemplated by the Agreement. The percentage of voting securities of registrant now beneficially owned by Messrs. Schmidt and Mangiarelli is 50.09 percent.

     The purchase price for the shares sold pursuant to the Agreement consisted of $90,000 paid at closing, and a promissory note in the amount of $160,000, attached as an exhibit to this Current Report on Form 8-K (the "Note"). Mark N. Pardo is the Payee, and Richard Schmidt, Richard Mangiarelli, and Spiderboy International, Inc., collectively, are the Makers of the Note. The Note is secured by a Stock Pledge Agreement, dated December 5, 2003, and attached as an exhibit to this Current Report on Form 8-K. Pursuant to the Stock Pledge Agreement, Messrs. Schmidt and Mangiarelli granted to Mr. Pardo a security interest in the 21,851,503 shares of the registrant's common stock, acquired by Messrs. Schmidt and Mangiarelli pursuant to the Agreement, as collateral to secure the payment of the Note.

     There are no arrangements, known to the registrant, including any pledge by any person of securities of the registrant, the operation of which may at a subsequent date result in a change in control of the registrant.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On December 8, 2003, the registrant engaged the accounting firm of Callahan, Johnston & Associates, LLC ("Callahan") as its principal accountant. Callahan was previously engaged as the registrant's principal accountant and performed accounting services for the registrant during the fiscal years ended April 30, 2002 and 2003 and the interim period prior to October 22, 2003 until Callahan's resignation on October 22, 2003, as reported on registrant's Form 8-K/A, filed with the Securities and Exchange Commission on November 24, 2003. Consequently, the registrant consulted Callahan during the fiscal years ended April 30, 2002 and 2003 and the interim period prior to October 22, 2003 regarding audit opinions that were rendered on the registrant's financial statements, and Callahan has issued written reports which were included in the registrant's financial statements during the applicable time periods.

     Regulation S-K Item 304(a)(2)(ii) and (b) are not applicable to this Report.


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     In accordance with the Instruction to Item 4 of this Current Report on Form
8-K, certain information related to the change in accountants need not be repeated in this filing to the extent in was previously reported by registrant in its Form 8-K/A, filed with the Securities and Exchange Commission on November 24, 2003. For information previously reported, reference should be made to our Current Report on Form 8-K/A filed with the Securities and Exchange Commission on November 24, 2003.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Financial Statements.

     None.

     (b)  Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.                       IDENTIFICATION OF EXHIBIT
-----------                       -------------------------

    2.1      Stock Purchase Agreement between Mark N. Pardo, Richard Schmidt and
             Richard Mangiarelli, dated December 5, 2003.
    10.1     Promissory Note in the amount of $160,000.00 dated December 5, 2003, by
             Richard Schmidt, Richard Mangiarelli and registrant as the Makers and Mark
             N. Pardo as the Payee.
    10.2     Stock Pledge Agreement dated December 5, 2003 between Richard Schmidt and Richard Mangiarelli as Debtors, and Mark N. Pardo as the Secured Party.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 12, 2003

                                    SPIDERBOY INTERNATIONAL, INC.


                                    By  /s/  Richard  Mangiarelli
                                      ---------------------------------------
                                      Richard Mangiarelli, President


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